UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  February 29, 2008



                            LANDAUER, INC.
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        (Exact Name of Registrant as Specified in its Charter)



                               Delaware
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            (State or Other Jurisdiction of Incorporation)



             1-9788                         06-1218089
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     (Commission File Number)  (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois            60425
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(Address of Principal Executive Offices)    (Zip Code)



                            (708) 755-7000
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         (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]     Written communications pursuant to Rule 425 under the
           Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
           under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

      On February 29, 2008, Landauer, Inc. issued a News Release announcing the declaration of a regular quarterly cash dividend of $0.50 per share for the second quarter of fiscal 2008. The dividend will be paid on April 4, 2008, to shareholders of record on March 14, 2008.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)  Exhibits

           99.1  News Release, dated February 29, 2008

                               SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            LANDAUER, INC.


Dated:  February 29, 2008   /s/  Jonathon M. Singer
                            ------------------------------
                            Jonathon M. Singer
                            Senior Vice President,
                            Treasurer, and Secretary
                            (Principal Financial and
                            Accounting Officer)

                             EXHIBIT INDEX



EXHIBIT NO.      DESCRIPTION
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99.1             News Release, dated February 29, 2008